The Vita Coco Company Announces the Acquisition of Copra, Inc.
Strategic Acquisition expands Vita Coco’s Market Share of Coconut Water Category with entry into Super-Premium Segment.
Acquisition increases Vita Coco’s Addressable Market and Growth Potential.
Acquisition broadens Supply Chain Capabilities with addition of factory in Thailand with access to Nam Hom Coconuts.

NEW YORK, July 22, 2026 — The Vita Coco Company, Inc. (NASDAQ: COCO) (“Vita Coco” or the “Company”), a leading high-growth platform of better-for-you beverage brands, today announced that the Company acquired Copra, Inc. ("Copra"), one of the leading producers of super-premium Thai Nam Hom coconut water.
Copra has built a differentiated position in the super-premium cold-chain coconut water segment, supported by expertise in Thai Nam Hom sourcing, an extract-and-fill-on-site operating model, an emerging branded business, and a very strong private label business. The transaction gives Vita Coco a platform to participate in this attractive, fast growing segment of the coconut water category where the Company does not currently compete.
“We are so excited to welcome the Copra team to the Vita Coco family. Coconut water, which is the fastest growing category in the beverage aisle, is still in the early innings of what it can become. We see a meaningful opportunity to keep expanding the category by meeting consumers in new occasions, formats and price tiers,” said Michael Kirban, Co-Founder and Executive Chairman of Vita Coco. “Copra brings specialized capabilities, deep sourcing expertise and a super-premium offering that can help us serve more consumers, and expand our market share while continuing to help shape and lead the category’s continued global growth. We are excited to leverage Vita Coco's expertise in sales and marketing to accelerate what Copra has built with their high quality coconut water. Together, we believe that we can accelerate global growth and build a strong branded Thai Nam Hom coconut water business.”
“The Copra team is thrilled to be joining the Vita Coco family, and to accelerate our growth with their support." said Ben Minges, CEO and Co-Founder of Copra. "The super-premium segment of the Coconut Water category, defined by Thai Nam Hom water, is experiencing very strong growth. Our coconut water is sold chilled and has a sweet, aromatic flavor and slightly pink color. Vita Coco is the perfect partner to help achieve our vision to be a leading player in this segment" said Chai Phonsuwan, Co-Founder of Copra.

Vita Coco expects to create value by expanding Copra’s capacity, improving operational efficiency, supporting existing customer demand and adding new relationships, and investing thoughtfully behind Copra to build a strong super premium brand.
“Copra's Net Sales CAGR of 48% over the past three years in the cold-chain coconut water segment is remarkable. We believe it is a perfect add-on to our coconut water capabilities, expands our total addressable market, strengthens our participation in coconut water, and gives us another way to help shape the category’s continued growth,” said Martin Roper, Chief Executive Officer of The Vita Coco Company. “I look forward to working with Copra's founders and team to deliver on our joint vision for Copra.”
The transaction closed on July 22, 2026. The purchase price consisted of an upfront consideration of $175 million paid at closing, subject to customary closing adjustments, with additional earnout consideration to be paid in 2029 based on 2028 financial performance with a floor of $45 million and a cap of $100 million. The initial purchase price consisted of 80% cash on hand with the balance paid in Vita Coco common stock.
Copra expects their full year 2026 Net Sales to be greater than $100 million. Copra sales are predominately in the Americas with opportunity to expand Internationally and to significantly grow the branded business.
Vita Coco expects the acquisition of Copra to be accretive to its Adjusted EBITDA margins post full integration. Vita Coco management will address the acquisition of Copra on its normally scheduled earnings call tomorrow, July 23, 2026.

Evercore acted as financial advisor to Vita Coco, and Ballard Spahr LLP acted as legal advisor to Vita Coco. Whipstitch Capital acted as financial advisor to Copra, and Cooley LLP acted as legal advisor to Copra.

About The Vita Coco Company
The Vita Coco Company is a family of brands on a mission to reimagine what’s possible when brands deliver healthy, nutritious, and great-tasting products that are better for consumers and better for the world. This includes its flagship coconut water brand, Vita Coco, and protein-infused water, PWR LIFT. The Company was co-founded in 2004 by Michael Kirban and Ira Liran and is a public benefit corporation and Certified B Corporation. Vita Coco, the principal brand within the Company’s portfolio, is the leading coconut water brand in the U.S. With electrolytes, nutrients, and vitamins, coconut water has become a top beverage choice among consumers after a workout, in smoothies, as a cocktail mixer, after a night out, and more.
Contacts
Investor Relations:
ICR, Inc.
investors@thevitacococompany.com

Non-GAAP Financial Measures
In addition to disclosing results determined in accordance with U.S. GAAP, the Company also discloses certain non-GAAP results of operations, including, but not limited to, Adjusted EBITDA, that include certain adjustments or exclude certain charges and gains that are described in the reconciliation tables of U.S. GAAP to non-GAAP information provided at the end of this presentation. These non-GAAP measures are a key metric used by management and our board of directors to assess our financial performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance and because we believe it is useful for investors to see the measures that management uses to evaluate the Company. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparisons of results as the items described below in the reconciliation tables do not reflect ongoing operating performance.

These measures are not in accordance with, or an alternative to, U.S. GAAP, and may be different from non-GAAP measures used by other companies. In addition, other companies, including companies in our industry, may calculate such measures differently, which reduces its usefulness as a comparative measure. Investors should not rely on any single financial measure when evaluating our business. This information should be considered as supplemental in nature and is not meant as a substitute for our operating results in accordance with U.S. GAAP. We recommend investors review the U.S. GAAP financial measures included in this presentation. When viewed in conjunction with our U.S. GAAP results and the accompanying reconciliations, we believe these non-GAAP measures provide greater transparency and a more complete understanding of factors affecting our business than U.S. GAAP measures alone.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the expected impact of the acquisition on the Company’s business, strategy, operations, supply chain, financial results, adjusted EBITDA, long-term adjusted EBITDA margin targets, growth opportunities, integration plans, capacity expansion, customer relationships, private label opportunities, branded opportunities, and total addressable market. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such statements.
These factors include, but are not limited to, the Company’s ability to successfully integrate Copra’s business, realize the anticipated benefits of the transaction, expand capacity as planned, maintain customer relationships, manage operational and supply chain complexity, and execute against its long-term growth strategy, as well as those factors discussed under the caption “Risk Factors” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission as such factors may be updated from time to time. Any forward-

looking statements contained in this press release speak only as of the date hereof, and undue reliance should not be placed on such statements. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events or otherwise, other than to the extent required by applicable law.